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                                                                    EXHIBIT 99.1




                                CERTIFICATION OF
                     PRESIDENT AND CHIEF FINANCIAL OFFICER
                             OF TBX RESOURCES, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350


         1. I, Tim Burroughs, President and Chief Financial Officer of TBX Resources, Inc. (the "Company"), hereby certify to the best of my knowledge that the accompanying report on Form 10-K for the period ending November 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to
Section 13 (a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         2. I further certify to the best of my knowledge that the information contained in the Report fairly presents, in all material aspects, the financial conditions and results of operations of the Company.



                                           By:      /s/ TIM BURROUGHS
                                              -------------------------------
                                                    Name:  Tim Burroughs
                                                    Date:  March 5, 2003